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MULDOON, MURPHY & FAUCETTE



                                   CONSENT


     We hereby consent to the references to this firm and the filing of opinions as exhibits to the Registration Statement of Long Island Financial Corp. on Pre-

Effective Amendment No. 1 to the Form S-4, and we consent to the use of our name under the heading "Legal Opinions."


                                                Very truly yours,



                                                /s/ MULDOON, MURPHY & FAUCETTE




October 9, 1998